EXHIBIT 32.1

Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of T-Mobile US, Inc. (the “Company”), on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission (the “Report”), Srinivasan Gopalan, Chief Executive Officer of the Company, does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:

1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 11, 2026

/s/ Srinivasan Gopalan
Srinivasan Gopalan Chief Executive Officer